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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) November 9, 1999

               Prudential Securities Secured Financing Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         333-52021                                      13-3526694
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 (Commission File Number)                   (I.R.S. Employer Identification No.)

 One New York Plaza, New York, New York                    10292
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(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 778-1000
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              (Registrant's Telephone Number, Including Area Code)

                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

      In connection with the offering of Flagship Auto Receivables Owner Trust 1999-2, Auto Receivables Backed Notes, Series 1999-2 described in a Prospectus Supplement dated November 8, 1999, Mayer, Brown & Platt rendered an opinion regarding certain tax matters. A copy of that opinion is filed as an exhibit to this report and is incorporated herein by reference.

      In connection with the offering of Flagship Auto Receivables Owner Trust 1999-2, Auto Receivables Backed Notes, Series 1999-2 described in a Prospectus Supplement dated November 8, 1999, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

EXHIBIT
  NO.         DOCUMENT DESCRIPTION
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(a)           Not applicable
(b)           Not applicable
(c)           Exhibit 8.1      Opinion of Mayer, Brown & Platt, counsel to
                               Prudential Securities Secured
                               Financing Corporation, regarding certain tax matters.
              Exhibit 23.1     Consent of Mayer, Brown & Platt
                               (included in Exhibit 8.1)
              Exhibit 99.1     Related Computational Materials
                               (as defined in Item 5 above).

              Exhibit 99.2     Additional Materials.

              Exhibit 99.3     Related Computational Materials
                               (as defined in Item 5 above)

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PRUDENTIAL SECURITIES SECURED FINANCING
                                  CORPORATION
                                        (Registrant)


Dated: November 12, 1999          By: /s/ JOSEPH M. DONOVAN
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                                  Name: Joseph M. Donovan
                                  Title: Vice President


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